UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K


                                  CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): October 18, 2007

                               HORIZON FINANCIAL CORP.
              (Exact name of registrant as specified in its charter)

         Washington                    0-27062                91-1695422
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)

1500 Cornwall Avenue, Bellingham, Washington                     98225
  (Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number (including area code):  (360) 733-3050


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

     On October 18, 2007, Horizon Financial Corp. issued its earnings release for the quarter ended September 30, 2007. A copy of the earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (c)    Exhibits

     99.1   Press Release of Horizon Financial Corp. dated October 18, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    HORIZON FINANCIAL CORP.



Date: October 18, 2007              By: /s/ V. Lawrence Evans
                                        -------------------------------------
                                        V. Lawrence Evans
                                        President and Chief Executive Officer

                                 Exhibit 99.1

CONTACTS: V. Lawrence Evans, Chairman & CEO
          Dennis Joines, President & COO
          Rich Jacobson, Executive VP & CFO                    NEWS RELEASE
          360.733.3050

==============================================================================

           Horizon Financial's Earnings Per Share Grows 8 Percent
           ------------------------------------------------------
          to $0.40 in Fiscal 2Q08; Loan Portfolio Grows 11 Percent
          --------------------------------------------------------
                 With Continuing Excellent Asset Quality
                 ---------------------------------------

BELLINGHAM, WA -- October 18, 2007 -- Horizon Financial Corp. (NASDAQ: HRZB) today reported that continuing strength in the North Puget Sound economy produced strong loan growth and near record profits in the second quarter of fiscal 2008, ended September 30, 2007. Horizon earned $4.9 million, or $0.40 per diluted share, up 6% from $4.7 million, or $0.37 per diluted share for the same period a year ago. Horizon's earnings were down slightly from the record $5.0 million, or $0.41 per share, earned in 1Q08. In the first half of fiscal 2008, earnings grew 8% to $9.9 million, or $0.81 per share, compared to $9.2 million, or $0.74 per share in the first half of fiscal 2007.

Second Quarter Fiscal 2008 Highlights (for the quarter ended September 30, 2007 compared to September 30, 2006):

     * Earnings per share increased 8% to $0.40, up from $0.37.

     * Net income grew 6% to $4.9 million from $4.7 million.

     * Tangible book value per share grew 10% to $10.50 from $9.54.

     * Profitability remained strong with excellent performance metrics:
       -- Return on average equity (ROE) was 15.49% compared to 16.02%. -- Return on average assets (ROA) was 1.48%, compared to 1.53%. -- The efficiency ratio was 47.91%, compared to 47.19%.

     * Asset quality continues to be superior:
       -- Non-performing assets were just 0.05% of total assets compared to
          0.18% a year ago.
       -- Loan loss reserves are 1.48% of net loans receivable compared to 1.50%.

``Washington State's economy continues to out-perform the national average on many levels, including population growth, employment growth and home appreciation, although housing inventories are building and the length of time homes are on the market is expanding,'' stated V. Lawrence Evans, Chairman and CEO. ``Overall state job growth continues to be strong with overall employment growing 3.7% year over year. Statewide unemployment in September fell to 4.3% (not seasonally adjusted) from 4.6% a year ago. Bellingham's unemployment was only 3.9%, one of the lowest rates we've seen in many years. Tacoma and Mt. Vernon-Anacortes also are showing excellent job growth, with unemployment dropping to 4.1% in September from 4.6% a year ago. Snohomish County saw unemployment fall to 4.2% from 4.6% and Pierce County saw unemployment fall to 4.6% from 4.8% a year ago.''

``Closer to home, the City of Bellingham released the results of its survey of local businesses that shows a very high level of business confidence for revenue and employment growth and very strong satisfaction regarding the business climate in the city,'' Evans continued. ``As a community bank that specializes in providing services to small businesses, we are headquartered in a market where the average business has just 16 employees and about half of all businesses employ 5 people or less. This report provides additional support for our continued optimism for future growth.''

Conference Call Information

Management will host a conference call today, October 18, at 1:30 pm PDT (4:30 pm EDT) to discuss the second quarter and fiscal 2008 year-to-date results. The live call can be accessed by dialing (303) 262-2140. The replay, which will be available for a month beginning shortly after the call concludes, can be heard at (303) 590-3000 using access code 11097592#.

Review of Operations

In the second quarter of fiscal 2008, net revenues totaled $15.6 million, up 3% from $15.1 million in fiscal 1Q08 and 7% from $14.6 million in fiscal 2Q07. For the first half of fiscal 2008, revenue increased 7% to $30.7 million from $28.7 million in the year ago period. Interest income grew 13% in the quarter and 15% year-to-date, while interest expense increased 21% in the quarter and 27% year-to-date.

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




HRZB-Fiscal 2Q08 Profits Grow 8%
October 18, 2007
Page 2

Second quarter non-interest income grew 12% to $1.6 million compared to $1.4 million in the second quarter last year, primarily from growth in service fees. In the first six months of fiscal 2008, non-interest income grew 14% to $3.3 million from $2.9 million in the year-ago period. During the second quarter, growth in service fees helped offset lower gains on sale of loans. ``While residential mortgage originations were strong in the quarter, we chose to retain certain short term mortgage loans in our portfolio rather than sell them into the secondary market, which impacted gain on sale of loans,'' said Dennis Joines, President and COO. ``The housing market in our region continues to appreciate, although the length of time houses are on the market has lengthened to more normal levels than in the past few years, when homes sold very quickly.''

Second quarter operating (non-interest) expense grew 8% to $7.5 million, from $6.9 million in the second quarter of fiscal 2007. Year-to-date operating expense increased 10% to $14.7 million from $13.4 million in the first half of fiscal 2007, reflecting new branch expansion over the year and overall growth of the franchise.

The net interest margin was 4.63% in the second quarter, up 2 basis points from the immediate prior quarter and off 14 basis points from the same period a year ago. The yield on earning assets was 8.60% in the second quarter of fiscal 2008, up from 8.53% in the preceding quarter and 8.35% in the second quarter of last year. In the second quarter, the cost of interest-bearing liabilities was 4.10%, up just 5 basis points from the preceding quarter and up 41 basis points from the year ago quarter. Year to date, the net interest margin was 4.62% compared to 4.80% in the like period a year ago. For the first six months of fiscal 2008, the yield on interest-earning assets was 8.56% compared to 8.21% in the first half of fiscal 2007. Year-to-date, the cost of interest-bearing liabilities was 4.08% compared to 3.53% in the year-ago period. The recent cut in the prime lending rate will impact revenues and net interest margin in the near term as approximately $674 million of our loan portfolio is tied to prime. However, this will be partially offset by an improvement in wholesale liability costs, with over $138 million in prime-based and short term borrowings. In addition, as our portfolio of CD's reprice, we will see benefits on the deposit cost side, with more than $350 million in fixed rate deposits maturing in the next six months.

Second quarter return on average equity was 15.49% compared to 16.08% in the linked quarter and 16.02% in the year ago period. Return on average assets was 1.48% in 2Q08, compared to 1.56% in 1Q08 and 1.53% in 2Q07. Year-to-date, return on average equity was 15.78% and the return on average assets was 1.52%, compared to 16.03% and 1.56% respectively, in the first half of fiscal 2007. The efficiency ratio was 47.91% in both the first and second quarters and the first half of fiscal 2008, compared to 47.19% in the 2Q07 and 46.74% in the first half of last year. ``The numbers for the September 2007 quarter end included costs related to our new Puyallup office and home loan center, which were both opened this summer, contributing to the uptick in the efficiency ratio for this period,'' Joines said.

Balance Sheet Review

Total assets grew 9% to $1.35 billion at September 30, 2007, from $1.23 billion at September 30, 2006. The healthy small business community in western Washington continues to generate solid demand for commercial loans and for commercial real estate loans. Net loans increased 11% to $1.15 billion at the end of September 2007 compared to $1.04 billion a year earlier. The loan mix continues to reflect the business banking focus of the lending team, with commercial real estate loans representing 69% of net loans, commercial loans representing 14%, residential 12%, and consumer 5% of net loans. ``We will continue to manage our loan growth to protect our profitability metrics and credit quality,'' Evans said.

``We regularly review our loan portfolio and our loan officers stay in close communication with our customers, particularly with our builders and developers,'' Evans continued. With the sales cycle lengthening in the new housing market, we anticipate that we may hold these loans a bit longer than in the recent past, but we do not foresee any unusual situations at this time.``

Asset quality remains excellent with non-performing loans (NPLs) down to $6,000 at September 30, 2007, and non-performing assets (NPAs) of $731,000, or 0.05% of total assets. At the end of June 2007, NPLs were $157,000, or 0.01% of net loans, and NPAs were $882,000, representing 0.07% of assets. A year ago, both NPLs and NPAs were $2.2 million, or 0.21% of net loans and 0.18% of total assets.

``The performance of our loan portfolio reflects the discipline we adhere to in our lending business,'' said Rich Jacobson, EVP and CFO. ``However, we continue to set aside adequate loan loss reserves, commensurate with the growth and risks in the loan portfolio.'' The provision for loan losses was $800,000 in 2Q08, $400,000 in 1Q08 and $700,000 in 2Q07. Year-to-date the provision for loan losses totaled $1.2 million compared to $1.4 million a year ago. Net charge-offs were $39,000 in 2Q08, $27,000 in 1Q08 and $43,000 in 2Q07. In the first half of fiscal 2008, net charge-offs totaled $66,000 compared to $73,000 a year ago. The reserve for loan losses totaled $17.0 million at September 30, 2007, representing 1.48% of net loans receivable compared to 1.50% at September 30, 2006.

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



HRZB-Fiscal 2Q08 Profits Grow 8%
October 18, 2007
Page 3

Total deposits increased 8% to $998 million at the end of September 2007, compared to $922 million a year earlier. Transaction accounts grew 5% to $391 million, compared to $371 million a year ago, while time deposits increased 10% to $607 million versus $550 million at September 30, 2006. ``Competitive pressures in the deposit market remain strong and we remain focused on building our core deposit base,'' Joines noted.

At September 30, 2007, Horizon's book value was $10.56 per share, compared to $9.61 a year earlier, and tangible book value was $10.50, up from $9.54 a year ago. In the first half of fiscal 2008, Horizon repurchased 147,200 shares at an average price of $21.23 per share.

Horizon Financial Corp. is a $1.3 billion, state-chartered bank holding company headquartered in Bellingham, Washington. Its primary subsidiary, Horizon Bank, is a state-chartered commercial bank that operates 19 full-service offices, four commercial loan centers and four real estate loan centers throughout Whatcom, Skagit, Snohomish and Pierce counties, Washington.

Safe Harbor Statement: Except for the historical information in this news release, the matters described herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include: the ability to successfully expand existing relationships, deposit pricing and the ability to gather low-cost deposits, success in new markets and expansion plans, expense management and the efficiency ratio, expanding or maintaining the net interest margin, interest rate risk, loan quality and the loss levels expected on non-performing loans, the local and national economic environment, and other risks and uncertainties discussed from time to time in Horizon Financial's SEC filings. Accordingly, undue reliance should not be placed on forward-looking statements. These forward-looking statements speak only as of the date of this release. Horizon undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Economic data was derived from reports by the Washington State Employment Security Department, Labor Market and Economic Analysis at http://www.workforceexplorer.com, The City of Bellingham 2007 Survey of Business Leaders at http://www.cob.org, and other real estate data at http://www.wcrer.wsu.edu.

                                      (more)

HRZB-Fiscal 2Q08 Profits Grow 8%
October 18, 2007
Page 4

CONSOLIDATED STATEMENTS OF INCOME

 (unaudited)            Quarter                Quarter               Quarter
 (in 000s,               Ended      Three       Ended      One        Ended
 except share           Sept. 30,   Month      June 30,    Year     Sept. 30,
 data)                    2007      Change      2007      Change      2006
 -----------------------------------------------------------------------------
 Interest
  income:
   Interest
    on loans          $    24,881     4%    $    23,884    13%    $    21,981
   Interest and
    dividends on
    securities              1,011     0%          1,014     0%          1,012
                      -----------           -----------           -----------
     Total interest
      income               25,892     4%         24,898    13%         22,993

 Interest expense:
   Interest on
    deposits                9,818     4%          9,466    24%          7,932
   Interest on
    borrowings              2,131     7%          1,991    11%          1,928
                      -----------           -----------           -----------
     Total interest
      expense              11,949     4%         11,457    21%          9,860
                      -----------           -----------           -----------
     Net interest
      income               13,943     4%         13,441     6%         13,133

   Provision for loan
    losses                    800   100%            400    14%            700
                      -----------           -----------           -----------
     Net interest
      income after
      provision
      for loan losses      13,143     1%         13,041     6%         12,433

 Non-interest income:
   Service fees               918     4%            881    17%            784
   Net gain on sales of
    loans - servicing
    released                  173   -45%            314   -16%            206
   Net gain on sales of
    loans - servicing
    retained                    5   -62%             13    25%              4
   Net gain/(loss) on
    sales of investment
    securities                 --    NA              --    NA              14
   Other                      516     4%            495    20%            429
                      -----------           -----------           -----------
     Total non-interest
      income                1,612    -5%          1,703    12%          1,437

 Non-interest expense:
   Compensation
    and employee
    benefits                4,296     4%          4,132     5%          4,107
   Building occupancy       1,177     9%          1,084    16%          1,014
   Other expenses           1,532    -4%          1,593    12%          1,366
   Data processing            238    -1%            241    12%            213
   Advertising                209     2%            205    19%            176
                      -----------           -----------           -----------
     Total non-interest
      expense               7,452     3%          7,255     8%          6,876

 Income before provision
  for income taxes          7,303    -2%          7,489     4%          6,994
 Provision for
  income taxes              2,390    -3%          2,473     2%          2,344
                      -----------           -----------           -----------
 Net Income           $     4,913    -2%    $     5,016     6%    $     4,650
                      ===========           ===========           ===========

 Earnings per share:
   Basic earnings
    per share         $      0.40    -2%    $      0.41     5%    $      0.38
   Diluted earnings
    per share         $      0.40    -2%    $      0.41     8%    $      0.37

 Weighted average
  shares outstanding:
   Basic               12,155,532    -1%     12,227,372    -1%     12,285,606
   Common stock
    equivalents           101,265    -10%       112,480   -20%        125,965
                      -----------           -----------           -----------
   Diluted             12,256,797    -1%     12,339,852    -1%     12,411,571
                      ===========           ===========           ===========


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



HRZB-Fiscal 2Q08 Profits Grow 8%
October 18, 2007
Page 5

CONSOLIDATED STATEMENTS OF INCOME

                                      Six Months            Six Months
                                         Ended                Ended
 (unaudited) (in 000s,                 Sept. 30,             Sept. 30,
 except per share data)                  2007      Change      2006
 ---------------------------------------------------------------------
 Interest income:
   Interest on loans                 $    48,765    16%    $    42,152
   Interest and dividends on
    securities                             2,026     0%          2,024
                                     -----------           -----------
     Total interest income                50,791    15%         44,176

 Interest expense:
   Interest on deposits                   19,285    33%         14,524
   Interest on borrowings                  4,122     7%          3,837
                                     -----------           -----------
     Total interest expense               23,407    27%         18,361
                                     -----------           -----------
     Net interest income                  27,384     6%         25,815

   Provision for loan losses               1,200   -14%          1,400
                                     -----------           -----------
      Net interest income after
       provision for loan losses          26,184     7%         24,415

 Non-interest income:
   Service fees                            1,799     9%          1,651
   Net gain on sales of loans -
    servicing released                       487    13%            432
   Net gain on sales of loans -
    servicing retained                        17   113%              8
   Net gain on sales of investment
    securities                                --  -100%             19
   Other                                   1,012    26%            801
                                     -----------           -----------
     Total non-interest income             3,315    14%          2,911

 Non-interest expense:
   Compensation and employee benefits      8,427     6%          7,974
   Building occupancy                      2,262    15%          1,968
   Other expenses                          3,124    16%          2,704
   Data processing                           479    11%            430
   Advertising                               415    18%            351
                                     -----------           -----------
     Total non-interest expense           14,707    10%         13,427

 Income before provision for income
  taxes                                   14,792     6%         13,899
 Provision for income taxes                4,863     4%          4,667
                                     -----------           -----------
 Net Income                          $     9,929     8%    $     9,232
                                     ===========           ===========
 Earnings per share:
   Basic earnings per share          $      0.81     8%    $      0.75
   Diluted EPS                       $      0.81     9%    $      0.74

 Weighted average shares outstanding:
   Basic                              12,191,256    -1%     12,312,727
   Common stock equivalents              108,149    -7%        116,590
                                     -----------           -----------
   Diluted                            12,299,405    -1%     12,429,317
                                     ===========           ===========


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



HRZB-Fiscal 2Q08 Profits Grow 8%
October 18, 2007
Page 6

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

 (unaudited)
 (in 000s,                          Three                  One
 except share           Sept. 30,   Month     June 30,     Year     Sept. 30,
 data)                    2007      Change      2007      Change      2006
 -----------------------------------------------------------------------------
 Assets:
   Cash and due from
    banks             $    18,457   -47%    $    35,000   -35%    $    28,341
   Interest-bearing
    deposits                6,836   -21%          8,665   119%          3,122
   Investment securities -
    available for sale     51,652    -4%         54,041    -9%         56,889
   Investment securities -
    held to maturity          370     0%            370     0%            370
   Mortgage-backed
    securities - available
    for sale               31,865     5%         30,374    18%         27,031
   Mortgage-backed
    securities - held to
    maturity                   78   -34%            118   -73%            288
   Federal Home Loan Bank
    stock                   7,247     0%          7,247     0%          7,247
   Gross loans
    receivable          1,163,436     6%      1,100,810    11%      1,052,218
   Reserve for loan
    losses                (17,023)    5%        (16,262)   10%        (15,511)
                      -----------           -----------           -----------
   Net loans
    receivable          1,146,413     6%      1,084,548    11%      1,036,707
   Loans held for sale      1,571   -52%          3,240   -13%          1,806
   Investment in real
    estate in a joint
    venture                17,406     1%         17,302     2%         17,028
   Accrued interest and
    dividends receivable    7,691     8%          7,134    25%          6,159
   Property and equipment,
    net                    28,551     0%         28,673     5%         27,284
   Net deferred
    income tax assets       3,683    -1%          3,736    78%          2,069
    Income tax receivable     794    NA              --    66%            477
   Other real estate
    owned                     725     0%            725    NA               0
   Other assets            22,792     2%         22,368    24%         18,380
                      -----------           -----------           -----------
     Total
      assets          $ 1,346,131     3%    $ 1,303,541     9%    $ 1,233,198
                      ===========           ===========           ===========

 Liabilities:
   Deposits           $   997,555     1%    $   987,704     8%    $   921,512
   Other borrowed
    funds                 189,738    21%        157,100    16%        163,973
   Borrowing related to
    investment in real
    estate in a joint
    venture                21,419     4%         20,689    12%         19,193
   Accounts payable
    and other
    liabilities             6,955    -8%          7,588   -16%          8,315
   Advances by borrowers
    for taxes and
    insurance                 417   113%            196    -3%            430
   Deferred compensation    1,982    -1%          2,001     3%          1,925
   Federal income tax
    payable                    --  -100%          2,628     0%             --
                      -----------           -----------           -----------
     Total liabil-
      ities           $ 1,218,066     3%    $ 1,177,906     9%    $ 1,115,348

 Stockholders'
  equity:
   Serial preferred
    stock,$1.00 par
    value; 10,000,000
    shares authorized;
    none issued or
    outstanding                --                    --                    --
   Common stock,
    $1.00 par value;
    30,000,000 shares
    authorized;
    12,123,595,
    12,186,224, and
    12,268,054 shares
    outstanding       $    12,124    -1%    $    12,186    -1%         12,268
   Paid-in capital         51,199     0%         51,283     0%         51,318
   Retained earnings       61,207     4%         58,850    21%         50,557
   Accumulated other
    comprehensive
    income                  3,535     7%          3,316    -5%          3,707
                      -----------           -----------           -----------
     Total
      stockholders'
      equity              128,065     2%        125,635     9%        117,850
                      -----------           -----------           -----------
     Total
      liabilities
      and
      stockholders'
      equity          $ 1,346,131     3%    $ 1,303,541     9%    $ 1,233,198
                      ===========           ===========           ===========

 Intangible
  assets:
   Goodwill           $       545     0%    $       545     0%    $       545
   Mortgage
    servicing
    asset                     233    -4%            242    -3%            240
                      -----------           -----------           -----------
   Total
    intangible
    assets            $       778    -1%    $       787    -1%    $       785
                      ===========           ===========           ===========


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



HRZB-Fiscal 2Q08 Profits Grow 8%
October 18, 2007
Page 7

LOANS (unaudited)       Sept. 30,              June 30,             Sept. 30,
 (in 000s)                2007                  2007                  2006
------------------------------------------------------------------------------
 1-4 Mortgage
   1-4 Family
    residential        $  159,824            $  148,692            $  151,720
   1-4 Family
    construction           34,032                27,963                24,268
   Participations
    sold                  (50,655)              (52,686)              (53,186)
                       ----------            ----------            ----------
 Subtotal                 143,201               123,969               122,802

 Construction and land
  development             458,838               422,634               344,193
 Multi family
  residential              46,631                48,148                68,093
 Commercial
  real estate             296,453               291,705               309,675
 Commercial loans         165,356               164,405               154,490
 Home equity secured       44,971                43,144                46,900
 Other consumer loans       7,986                 6,805                 6,065
                       ----------            ----------            ----------
 Subtotal               1,020,235               976,841               929,416
                       ----------            ----------            ----------
 Subtotal               1,163,436             1,100,810             1,052,218
 Less:
   Reserve for
    loan losses           (17,023)              (16,262)              (15,511)
                       ----------            ----------            ----------
 Net loans
  receivable           $1,146,413            $1,084,548            $1,036,707
                       ==========            ==========            ==========

 Net residential
  loans                $  142,031     12%    $  122,950     11%       121,785
 Net commercial
  loans                   162,402     14%       161,452     15%       151,689
 Net commercial
  real estate loans       789,882     69%       750,995     69%       711,095
 Net consumer loans        52,098      5%        49,151      5%        52,138
                       -----------------     -----------------     ----------
                       $1,146,413    100%    $1,084,548    100%    $1,036,707
                       =================     =================     ==========


 DEPOSITS
 (unaudited)            Sept. 30,              June 30,             Sept. 30,
 (in 000s)                2007                  2007                  2006
 -----------------------------------------------------------------------------
 Demand
  Deposits
   Savings             $   19,183      2%    $   19,665      2%    $   24,066
   Checking                77,341      8%        80,358      8%        76,850
   Checking - non
    interest bearing       76,260      7%        89,145      9%        94,028
   Money market           217,790     22%       199,656     20%       176,384
                       -----------------     -----------------     ----------
 Subtotal                 390,574     39%       388,824     39%       371,328

 Certificates of Deposit
   Under $100,000         277,848     28%       282,726     29%       262,714
   $100,000 and above     260,534     26%       247,888     25%       225,963
   Brokered Certificates
    of Deposit             68,599      7%        68,266      7%        61,507
                       -----------------     -----------------     ----------
 Total Certificates
  of Deposit              606,981     61%       598,880     61%       550,184

                       -----------------     -----------------     ----------
 Total                 $  997,555    100%    $  987,704    100%    $  921,512
                       =================     =================     ==========


 WEIGHTED AVERAGE INTEREST RATES:
                                                            Six       Six
                            Quarter   Quarter   Quarter    Months    Months
                             Ended     Ended     Ended     Ended     Ended
                           Sept. 30,  June 30, Sept. 30,  Sept. 30, Sept. 30,
 (unaudited)                  2007      2007      2006      2007      2006
 -----------------------------------------------------    ----------------
 Yield on loans               8.93%     8.88%     8.72%     8.90%     8.58%
 Yield on investments         4.47%     4.46%     4.35%     4.46%     4.32%
                             -----     -----     -----     -----     -----
   Yield on interest-
    earning assets            8.60%     8.53%     8.35%     8.56%     8.21%

 Cost of deposits             3.96%     3.90%     3.50%     3.93%     3.32%
 Cost of borrowings           4.93%     4.95%     4.78%     4.94%     4.62%
                             -----     -----     -----     -----     -----
   Cost of interest-
    bearing liabilities       4.10%     4.05%     3.69%     4.08%     3.53%

                                        (more)

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HRZB-Fiscal 2Q08 Profits Grow 8%
October 18, 2007
Page 8

AVERAGE BALANCES

                    Quarter     Quarter     Quarter    Six Months  Six Months
                     Ended       Ended       Ended       Ended       Ended
 (unaudited)        Sept. 30,   June 30,    Sept. 30,   Sept. 30,   Sept. 30,
 (in 000s)            2007        2007        2006        2007        2006
 -----------------------------------------------------------------------------
 Loans             $1,114,386  $1,076,239  $1,008,100  $1,095,313  $  982,481
 Investments           90,469      91,004      93,101      90,736      93,827
                   ----------  ----------  ----------  ----------  ----------
   Total interest-
    earning assets  1,204,855   1,167,243   1,101,201   1,186,049   1,076,308

 Deposits             992,531     970,704     906,228     981,618     874,962
 Borrowings           172,738     160,819     161,466     166,779     166,065
                   ----------  ----------  ----------  ----------  ----------
   Total interest-
    bearing
    liabilities    $1,165,269  $1,131,523   1,067,694   1,148,397   1,041,027

 Average assets    $1,324,836  $1,286,934  $1,211,989  $1,306,667  $1,180,235
 Average
  stockholders'
  equity           $  126,850  $  124,744  $  116,125  $  125,852  $  115,191


 CONSOLIDATED FINANCIAL RATIOS

                    Quarter     Quarter     Quarter    Six Months  Six Months
                     Ended       Ended       Ended       Ended       Ended
                    Sept. 30,   June 30,    Sept. 30,   Sept. 30,   Sept. 30,
 (unaudited)          2007        2007        2006        2007        2006
 -----------------------------------------------------------------------------
 Return on average
  assets                 1.48%       1.56%       1.53%       1.52%       1.56%
 Return on average
  equity                15.49%      16.08%      16.02%      15.78%      16.03%
 Efficiency ratio       47.91%      47.91%      47.19%      47.91%      46.74%
 Net interest spread     4.49%       4.48%       4.66%       4.49%       4.68%
 Net interest margin     4.63%       4.61%       4.77%       4.62%       4.80%
 Equity-to- assets
  ratio                  9.51%       9.64%       9.56%
 Equity-to-deposits
  ratio                 12.84%      12.72%      12.79%
 Book value
  per share        $    10.56  $    10.31  $     9.61
 Tangible
  book value
  per share        $    10.50  $    10.24  $     9.54


 RESERVE FOR LOAN LOSSES

                    Quarter     Quarter     Quarter    Six Months  Six Months
 (unaudited)         Ended       Ended       Ended       Ended       Ended
 (dollars           Sept. 30,   June 30,    Sept. 30,   Sept. 30,   Sept. 30,
 in 000s)             2007        2007        2006        2007        2006
 -----------------------------------------------------------------------------
 Balance at beginning
  of period        $   16,262  $   15,889  $   14,854  $   15,889  $   14,184
 Provision for
  loan losses             800         400         700       1,200       1,400
 Charge offs - net of
  recoveries              (39)        (27)        (43)        (66)        (73)
                   ----------  ----------  ----------  ----------  ----------
 Balance at
  end of period    $   17,023  $   16,262  $   15,511  $   17,023     $15,511
 Reserves/
  Loans Receivable       1.48%       1.50%       1.50%


 NON-PERFORMING ASSETS

 (unaudited)
 (dollars                  Sept. 30,   June 30,    Sept. 30,
 in 000s)                    2007        2007        2006
 -----------------------------------------------------------
 Accruing loans - 90 days
  past due                $       --  $       --  $      611
 Non-accrual loans                 6         157       1,557
 Restructured loans               --          --          --
                          ----------  ----------  ----------
 Total non-performing
  loans                   $        6  $      157       2,168
 Total non-performing
  loans/net loans               0.00%       0.01%       0.21%
 Real estate owned        $      725  $      725          --
                          ----------  ----------  ----------
 Total non-performing
  assets                  $      731  $      882  $    2,168
 Total non-performing
  assets/total assets           0.05%       0.07%       0.18%


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